Investment	12 Months Ended
Dec. 31, 2016
Investments, All Other Investments [Abstract]
Cost-method Investments, Description [Text Block]
Investment
On December 30, 2016, the Company acquired 19.9% of the outstanding equity securities and membership interests of Unified ConneXions, Inc. (“UCX”) and HVE ConneXions, LLC (“HVE”), respectively, for the purchase price of $1.5 million. The Company issued 3,947,368 shares of its common shares in satisfaction of payment.
The investment is accounted for using the cost-method of accounting. There are no known identified events or changes in circumstances that may have a significant adverse effect on the fair value of the investment at December 31, 2016.